EXHIBIT 99.906-CERT

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Core Bond Trust, JPMorgan Equity Index Trust and JPMorgan Intermediate Bond Trust (the “Funds”), each a series of JPMorgan Institutional Trust (the “Registrant”);

I, George C.W. Gatch, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2008

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Core Bond Trust, JPMorgan Equity Index Trust and JPMorgan Intermediate Bond Trust (the “Funds”), each a series of JPMorgan Institutional Trust (the “Registrant”);

I, Stephanie J. Dorsey, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/_____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

May 8, 2008

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.